UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 2, 2015

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 2, 2015 American Vanguard Corporation issued a press release announcing its financial performance for the three and nine month periods ended September 30, 2015. The full text of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is being furnished under Items 2.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On November 2, 2015, American Vanguard Corporation issued a press release announcing that its wholly-owned subsidiary, AMVAC Chemical Corporation, had licensed the Scepter®-based herbicide product line from BASF Corporation for use in the United States and its territories. The full test of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated November 2, 2015 of American Vanguard Corporation announcing its financial performance for the three and nine month periods ended September 30, 2015.

Exhibit 99.2	Press release dated November 2, 2015 of American Vanguard Corporation announcing AMVAC Chemical Corporation’s licensing of the Scepter-based product line from BASF Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: November 4, 2015	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release dated November 2, 2015 of American Vanguard Corporation announcing financial performance for the three and nine month periods ended September 30, 2015.

Exhibit 99.2	Press release dated November 2, 2015 of American Vanguard Corporation announcing AMVAC Chemical Corporation’s licensing of the Scepter-based product line from BASF Corporation.